UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 31, 2014

Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9
(Exact name of issuing entity)

Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Morgan Stanley Mortgage Capital Holdings LLC
Bank of America, National Association
(Exact names of sponsors as specified in their charters)

Delaware	333-180779-03	13-3291626
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 2, 2013, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2013-C9 (the “Certificates”), were issued by Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2013 (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as trustee, certificate administrator, custodian, certificate registrar and authenticating agent, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, and Trimont Real Estate Advisors, Inc., as trust advisor.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity.  As of the closing date, the Issuing Entity’s primary assets were sixty (60) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on seventy-seven (77) multifamily and commercial properties.

The Mortgage Loan secured by the mortgaged property identified as “Boston Park Plaza” on Schedule I to the Pooling and Servicing Agreement (the “Boston Park Plaza Mortgage Loan”), which is an asset of the Issuing Entity, is part of a non-serviced loan combination (the “Boston Park Plaza Non-Serviced Loan Combination”) that includes the Boston Park Plaza Mortgage Loan and one other pari passu loan, which is not an asset of the Issuing Entity (the “Boston Park Plaza Non-Serviced Companion Loan”).  The Boston Park Plaza Non-Serviced Loan Combination, including the Boston Park Plaza Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated as of February 1, 2013 (the “MSBAM 2013-C8 Pooling and Servicing Agreement”), among Banc Of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, NS Servicing II, LLC, as special servicer, U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, certificate registrar and authenticating agent, Wells Fargo Bank, National Association, as custodian, and Situs Holdings, LLC, as trust advisor, relating to the Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8 securitization transaction into which the Boston Park Plaza Non-Serviced Companion Loan was deposited.  The MSBAM 2013-C8 Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

As disclosed in the prospectus supplement filed by the Issuing Entity pursuant to Rule 424(b)(5) with respect to the Certificates on April 30, 2013 (the “Prospectus Supplement”), the terms and conditions of the MSBAM 2013-C8 Pooling and Servicing Agreement applicable to the servicing of the Boston Park Plaza Mortgage Loan are substantially similar (except as noted in the Prospectus Supplement) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Servicing of the Mortgage Loans” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans (other than the Boston Park Plaza Mortgage Loan).

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

4.1
Pooling and Servicing Agreement, dated as of February 1, 2013, by and among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, NS Servicing II, LLC, as special servicer, U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, certificate registrar and authenticating agent, Wells Fargo Bank, National Association, as custodian, and Situs Holdings, LLC, as trust advisor.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

By:	/s/ Cynthia Eckes
Name: Cynthia Eckes
Title: Authorized Signatory

Date:  March 31, 2014

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EXHIBIT INDEX

Exhibit Number	Description

4.1
Pooling and Servicing Agreement, dated as of February 1, 2013, by and among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, NS Servicing II, LLC, as special servicer, U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, certificate registrar and authenticating agent, Wells Fargo Bank, National Association, as custodian, and Situs Holdings, LLC, as trust advisor.

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